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                                                                   EXHIBIT 10.70

                [LETTERHEAD OF CHARTWELL LEISURE APPEARS HERE]


                                  MEMORANDUM

TO:       Ron E. Jackson

FROM:     Chartwell Leisure, Inc.

DATE:     February 12, 1997


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      This will confirm the terms of our agreement relating to your contract with Chartwell Leisure:

      1. You will continue to work on projects designated by Richard L. Fisher until you obtain other employment or December 31, 1997, whichever occurs first.

      2. You shall have adequate time to pursue any opportunities for employment that you determine.

      3. You shall maintain your office and secretary support at Chartwell Leisure for so long as you are working on some activity identified under paragraph 1 above.

      4. You shall be paid in accordance with your contract including the salary and the benefits portion thereof for the remainder of 1997.

      5. You shall be entitled to that share of the bonus which reflects the amount of time that you have continued to work at Chartwell in 1997.

      6. If you are unemployed at the expiration of the contract term, Chartwell will pay you the severance payment described in your contract. If you are not unemployed at that time you will not be entitled to the severance payment.

      7. You will be entitled to exercise 1/3 of your options at any time until 12 months following your last day of work at Chartwell provided, however, that you agree that you will not sell more than 2,000 shares in any one week period or more than 6,000 in any 30 day period.

      8.   Please confirm that this is our understanding by signing below.

                                        Very truly yours,


                                        /s/ Martin L. Edelman
                                        -----------------------------
                                        Martin L. Edelman, President

/s/ Ron E. Jackson
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Ron E. Jackson